UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2016

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

See Item 2.03 below.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 3, 2016, ERP Operating Limited Partnership (the “Operating Partnership”) entered into a new $2.0 billion unsecured revolving credit agreement that replaced the Operating Partnership’s then existing revolving credit facility, which was scheduled to mature on April 2, 2018. Equity Residential (“EQR”), the sole general partner of the Operating Partnership, remains a guarantor of the Operating Partnership’s obligations under the new credit facility. The new credit facility is with Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, National Association, and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and J.P. Morgan Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, and a syndicate of other banks.

The new credit facility matures on January 10, 2022. The Operating Partnership has the ability to increase available borrowings by an additional $750 million by adding additional banks to the facility or obtaining the agreement of existing banks to increase their commitments. The interest rate on the advances under the new credit facility will generally be LIBOR plus a spread, which is dependent on the current credit rating of the Operating Partnership’s long-term debt and is currently 82.5 basis points. In addition, there is an annual facility fee, which is based on the credit rating of the Operating Partnership’s long-term debt, and is currently 12.5 basis points. The description of the credit facility described above does not purport to be complete and is qualified in its entirety by reference to the Revolving Credit Agreement and Guaranty of Payment, copies of which are attached hereto as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Revolving Credit Agreement dated as of November 3, 2016 among ERP Operating Limited Partnership, Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, National Association, and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and J.P. Morgan Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, and a syndicate of other banks (the “Credit Agreement”).

10.2	Guaranty of Payment made as of November 3, 2016 between Equity Residential and Bank of America, N.A., as administrative agent for the banks party to the Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: November 3, 2016	By:	/s/ Mark Parrell
	Name:	Mark Parrell
	Its:	Executive Vice President and Chief Financial Officer

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: November 3, 2016	By:	/s/ Mark Parrell
	Name:	Mark Parrell
	Its:	Executive Vice President and Chief Financial Officer

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